SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                ------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)     January 18, 1996
                                                     ----------------



                           NOUVEAU INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)


      Delaware                      33-00139-A                 23-2832617
(State or other jurisdiction        (Commission               (IRS Employer
  of incorporation)                 File Number)            Identification No.)



             212 Phillips Road, Exton, Pennsylvania          19341
             (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  (201) 418-7300



Health Management, Inc., 525 Washington Boulevard, Jersey City, New Jersey 07310
         (Former name or former address, if changed since last report.)



                         The Exhibit Index is on Page 5






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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                  On January 17, 1996 the Registrant entered into an agreement and plan of merger (the "Merger Agreement") among the Registrant, Nouveau Acquisition Corp. ("NAC"), a Delaware corporation, and wholly owned subsidiary of the Registrant, and Nouveau International, Inc. ("NII"), a Pennsylvania corporation, whereby NAC was merged with and into NII, effective January 18, 1996 (the "Merger").

                  As a result of the Merger NII is the surviving corporation and is now a wholly-owned subsidiary of the Registrant. Pursuant to the Merger Agreement (i) each share of NAC common stock, par value $.001, outstanding prior to the consummation of the Merger was converted into one share of common stock of NII, par value $1.00 ("NII Common Stock"), and (ii) each share of NII common stock outstanding immediately prior to the merger was converted into one share of common stock, par value $.001, of the Registrant. Immediately prior to the Merger 4,499,985 shares of the Registrant's common stock were outstanding. As a result of the Merger, 6,750,000 shares of common stock of the Registrant were issued to Gary W. Black, Sr. who was the owner of all of the 6,750,000 shares of NII Common Stock outstanding at the time of the Merger. Such 6,750,000 shares constitute 60% of the 11,249,985 outstanding shares of common stock of the Registrant and effectively transfer control of the Registrant from Gary D. Peiffer and Phillip Herman to Gary W.
Black, Sr.

                  Upon the execution and delivery of the Merger Agreement,  Gary
W. Black, Sr. was elected a member of Registrant's board of directors and the existing board consisting of Gary D. Peiffer and Phillip Herman subsequently resigned.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  By virtue of the Merger described in Item 1 above, the Registrant became the sole stockholder of NII and for the purposes of this Item 2 is deemed to have acquired all of the assets of NII on January 18, 1996, the effective date of the Merger. The primary assets of NII consist of (i) its proprietary rights to manufacture of hot food vending machines which are capable of storing, cooking and dispensing pizzas and other hot food items; (ii) its proprietary rights in specially designed packaging to cook and serve the hot food items; (iii) its proprietary rights in special dough formulations which allow dough to be microwaved without affecting texture or taste; (iv) various licensing and distribution agreements which require licenses and distributions to purchase minimum annual amounts of pizzas or machines, as the case may be; and (v) finished inventory.

                  Registrant has no current intention to change the purpose for which the assets of NII are currently used.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On January 29, 1996, the Registrant dismissed Laurence Mullins, C.P.A., (the "Former Accountants") as its certifying accountants and retained Richard A. Eisner & Company, LLP as its certifying accountants. By resolution dated as of January 29, 1996, the Registrant's Board of Directors approved the change in auditors.
                                       2

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         In  connection  with the report of the Former  Accountants  issued with respect to the audit of the Registrant's fiscal year ended December 31, 1994, which is the most recent fiscal year for which an audit was performed, and for the period from the date of the last audited financial statements for the fiscal year ended December 31, 1994 to January 29, 1996, there were no disagreements with the Former Accountants on any matter of accounting principles or practices,
financial  statement   disclosure,   or  auditing  scope  or  procedure,   which
disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference to the subject matter of the disagreement in their report.

         The report of the Former Accountants with respect to the Registrant's financial statements for the fiscal year ended December 31, 1994 contained an explanatory paragraph describing an uncertainty affecting the Registrant. The uncertainty related to the ability of the Registrant to continue as a going concern as the Registrant had virtually no operations or liquid assets.

         A letter from the Former Accountants addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-K stating that they agree with the Registrant's response to Item 4 of the Registrant's Current Report on Form 8-K, will be filed within 10 business days after the filing of this Report or within two business days of receipt of such letter by the Registrant.

ITEM 5.  OTHER EVENTS

                  On January 16, 1996, the Registrant, which was formerly known as Health Management, Inc. ("HMI") reincorporated from the State of Florida to the State of Delaware by merging into Nouveau Health Management, Inc., a Delaware corporation. Each share of common stock of HMI was converted into
1.5204793 shares of common stock of Nouveau Health Management, Inc. Nouveau Health Management, Inc. simultaneously changed its name to Nouveau International, Inc. The terms of the reincorporation merger are contained in the Agreement and Plan of Merger between Health Management, Inc. and Nouveau Health Management, Inc., dated as of January 11, 1996, filed as an exhibit hereto.

                  In connection with the reincorporation merger, the Registrant completed a private placement of preferred stock and common stock purchase warrants for a total of $3,500,000 in gross proceeds.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, EXHIBITS

                  (a) Financial statements of business acquired. It is presently impracticable to provide the financial statements required to be included in this Current Report on Form 8-K with respect to the businesses acquired. Such financial statements will be filed by amendment as soon as practicable.

                  (b) Pro forma financial information. It is presently impracticable to provide the pro forma financial information required to be included in this Current Report on Form 8-K. Such pro forma financial information will be filed by amendment as soon as practicable.

                                       3


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                                   SIGNATURES


                  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                           NOUVEAU INTERNATIONAL, INC.

                                     BY:        /S/ GARY W. BLACK, SR.
                                           NAME:  GARY W. BLACK, SR.
                                           TITLE:   CHIEF EXECUTIVE OFFICER



DATE:  January 30, 1996

                                       4



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                                  EXHIBIT INDEX


10.1 Agreement and Plan of Merger, dated as of January 17, 1996, among Nouveau International, Inc., Nouveau Acquisition Corp. and Nouveau International, Inc.

10.2 Agreement and Plan of Merger, dated as of January 11, 1996, between Health Management, Inc. and Nouveau Health Management, Inc.

10.3 Press release dated January 18, 1996 with respect to merger between Health Management, Inc. and Nouveau Health Management, Inc.

10.4 Press release dated January 19, 1996 with respect to reincorporation and conversion of common stock of Health Management, Inc.